UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2023

Summit Financial Group, Inc.
(Exact name of registrant as specified in its charter)

West Virginia                                            No. 0-16587                                             55-0672148
(State or other jurisdiction of                (Commission File Number)                            (I.R.S. Employer
incorporation or organization)                                                   Identification No.)
300 North Main Street
Moorefield, West Virginia 26836
(Address of Principal Executive Offices)

(304) 530-1000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $2.50 per share	SMMF	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 2 – Financial Information
Item 2.01 Completion of Acquisition or Disposition of Assets

Effective as of 12:01 a.m. on April 1, 2023, Summit Financial Group, Inc. (“Summit”) completed its acquisition of PSB Holding Corp. (“PSB”), a Maryland corporation headquartered in Preston, Maryland pursuant to the terms of that certain Agreement and Plan of Merger dated December 9, 2022, by and between Summit and PSB (the “Agreement”).  PSB merged with and into Summit, with Summit as the surviving entity (the “Merger”). Immediately following the Merger, Provident State Bank, Inc., a Maryland banking corporation and PSB’s wholly owned banking subsidiary, merged with and into Summit’s wholly-owned banking subsidiary, Summit Community Bank, Inc., a West Virginia banking corporation (“Summit Community Bank”), with Summit Community Bank surviving as the surviving bank pursuant to a Bank Agreement and Plan of Merger dated December 9, 2022.

Under the terms of the Agreement, each outstanding share of common stock of PSB was converted into the right to receive 1.2347 shares of Summit common stock, par value $2.50 per share.

In addition, each outstanding option to purchase shares of PSB common stock (“PSB Option”) was converted into the right to receive cash in an amount equal to the product obtained by multiplying (i) the difference between (a) $35.00 and (b) the exercise price (rounded to the nearest cent) for each outstanding PSB Option by (ii) the number of shares of PSB common stock subject to such PSB Option.

There were no material relationships, other than in respect of the Merger, between Summit and PSB, its directors or officers or any of its affiliates
.
The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 23, 2023, the Board of Directors of Summit approved a prospective increase in the size of the Board to fifteen (15) members, with such increase being contingent upon, and to be effective concurrent with, completion of the Merger. Pursuant to the terms of the Agreement, the Board also approved on a prospective basis the appointment of David R. Wilson, Sr. as a director of Summit to fill the vacancy created by that action. Mr. Wilson’s appointment was contingent on, and to be effective concurrent with, completion of the Merger.

As discussed in more detail in Item 2.01 above, the Merger was effective as of 12:01 p.m. on April 1, 2023 and Mr. Wilson became a director of Summit at that time. Mr. Wilson was also appointed to serve on the Board of Directors of Summit Community Bank, Summit’s wholly owned subsidiary bank. Other than as provided for in the Agreement, there are no arrangements or understandings between Mr. Wilson and any other person pursuant to which Mr. Wilson was appointed as a director.

Mr. Wilson will receive the same cash compensation for Board service as the other members of the Board. Directors of Summit receive $500 per board meeting attended. Non-employee Directors of Summit who serve on Summit’s Audit and Compliance Committee and Compensation and Nominating Committee receive $750 for each meeting attended. Non-employee Directors of Summit who serve on Summit’s Executive Committee receive $500 for each meeting attended. Non-employee Directors serving on other Summit Committees receive $300 per committee meeting attended. Members of the Board of Directors of Summit Community Bank, Inc., Summit’s wholly owned subsidiary bank, are paid an annual retainer fee based on the asset size of the subsidiary bank as of December 31st of the prior year and receive $500 for each meeting attended. For 2022, the annual retainer paid to the Members of the Board of Directors of the subsidiary bank was $15,000. Non-employee Directors of the subsidiary bank who serve on the subsidiary bank’s Executive Committee receive $500 for each meeting attended. Non-employee Directors serving on other bank subsidiary committees receive $300 for each committee meeting attended. Mr. Wilson will also enter into an Indemnification Agreement with Summit. The Indemnification will be in the same form as executed by the other members of the Board and attached to Summit’s Form 10-K for the year ended December 31, 2022.

Each of the former directors of PSB, including Mr. Wilson, also executed a voting agreement and a support agreement with Summit pursuant to which, among other things, such director generally agreed to vote all of his shares of PSB common stock in favor of the Merger and agreed not to solicit the former employees or customers of PSB or any of its subsidiaries, or compete within a 25-mile radius of any location of PSB, any PSB subsidiary, Summit or Summit subsidiary, for a period of 18 months following the Merger, subject to certain exceptions.

Mr. Wilson has no family relationships with any of Summit’s directors or executive officers. Since the beginning of the last fiscal year there have been no related party transactions between Summit and Mr. Wilson that would be reportable under Item 404(a) of Regulation S-K.

Mr. Wilson has not yet been appointed to any committees of Summit’s Board of Directors.

Section 8 – Other Events
Item 8.01Other Events

On April 3, 2023, Summit issued a press release announcing completion of the Member. A copy of the press release is attached hereto as Exhibit 99.1 and is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for any purpose.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)		Financial Statements of business acquired.
Not required.

(b)		Pro forma financial information.
No pro forma financial information is required to be filed for the acquisition of PSB.

(c)		None.

(d)		Exhibits

	2.1	Agreement and Plan of Merger dated as of December 9, 2023, by and between Summit Financial Group, Inc., and PSB Holding Corp. (incorporated by reference to Exhibit 2.1 to the Form 8-K dated December 9, 2023 filed by Summit Financial Group, Inc. on December 12, 2023 (File No. 0-16587)*

	99.1	Press Release, dated April 3, 2023, issued by Summit.

	104	Cover-Page Interactive Data File (embedded within the Inline XBRL document)

*Listed disclosure schedules have been omitted pursuant to Regulation S-K Item 601(b)(2). Summit agrees to furnish a supplemental copy of such schedules upon request of the SEC).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMIT FINANCIAL GROUP, INC.
Date: April 3, 2023
By: /s/ Julie R. Markwood Julie R. Markwood Executive Vice President and Chief Accounting Officer